xETFs Samsung Group ETF (SMNG) Listed on The Nasdaq Stock Market, LLC Summary Prospectus October 20, 2026 www.teucrium.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated October 20, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.teucrium.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The xETFs Samsung Group ETF (the “Samsung Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.65%
Less Fee Waiver[1]	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver	0.49%

1. Teucrium Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to reduce the Fund’s management fee from 0.65% to 0.49% of the Fund’s average daily net assets until at least October 20, 2027. This agreement may be terminated only by, or with the consent of, the Listed Funds Trust (the “Trust”) Board of Trustees (the “Board”).
2.Estimated for the Fund’s initial fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$66	3 Years	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation by investing primarily in a portfolio of publicly listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts

(“GDRs”)) of companies that are members of the Samsung business group (the “Samsung Group”) (such companies are referred to hereafter as “Samsung Group Companies”). Samsung Group Companies operate across a range of sectors while sharing common affiliation with the Samsung Group, which may include, but is not limited to, the following categories of business activities:
•semiconductors, consumer electronics, smartphones, displays, electronic and mechanical components manufacturing, batteries, and energy storage;
•biologic drug manufacturing, biotechnology, and other life sciences activities;
•engineering, construction, shipbuilding, plant engineering, and other heavy industries;
•financial services, including life insurance, property and casualty insurance, securities brokerage, wealth management, investments, investment banking, and credit card and consumer finance; and
•information technology services, trading, fashion, advertising and marketing, hospitality and leisure, duty free and other retail, physical security, food services and distribution, and other services businesses.
The Fund will generally seek to invest primarily in the equity securities (or corresponding ADRs or GDRs) of Samsung Group Companies, but may also seek exposure through swap agreements.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (which may include depositary receipts) of, or instruments (such as swap agreements or U.S. or foreign ETFs or other exchange-traded products (“ETPs”)) that provide exposure to Samsung Group Companies. The Fund will not invest more than 20% of its total assets, as measured at the time of investment, in any single Samsung Group Company. The Fund’s exposure to any single Samsung Group Company may exceed 20% due to appreciation or other similar factors, however, the Adviser and Sub-Adviser will seek to maintain such exposure at approximately 20% of the Fund’s total assets. A company is considered to be a member of the Samsung Group if it (i) is designated by the Korea Fair Trade Commission (the “KFTC”) as a member company of the Samsung business group under South Korea’s Monopoly Regulation and Fair Trade Act (or any successor statute or regulation); or (ii) is otherwise identified as a member or affiliate of the Samsung business group based on publicly available information, including regulatory filings, regulatory designations, and company disclosures.
Types of Equity Securities
The Fund may invest in:
•ordinary shares of Samsung Group Companies listed on Korean exchanges; and
•depositary receipts (including ADRs and GDRs) listed on U.S. or other non-Korean exchanges of Samsung Group Companies.
Depositary receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. issuer. GDRs are similar to ADRs in that they evidence ownership of underlying securities of a non-U.S. issuer but are generally issued for use in markets outside the United States and may be denominated in currencies other than U.S. dollars.
Portfolio Construction and Security Selection
In seeking to achieve the Fund’s investment objective, the Fund’s sub-adviser, WallStreetX ETFs, Inc. d/b/a xETFs (the “Sub-Adviser”), constructs the portfolio using its proprietary security selection methodology. In selecting and sizing positions, the Sub-Adviser considers free-float market capitalization as an initial reference point, but may materially adjust weights for liquidity, revenue and earnings profile, issuer-level caps and diversification considerations (including the diversification requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”)), and overall economic significance within the Samsung Group ecosystem. The Sub-Adviser is subject to the oversight of the Adviser and the Board.
Swap Agreements
The Fund may achieve its exposure to Samsung Group Companies through the use of one or more swap agreements. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of a reference asset or benchmark, such as a security or an index. The Fund’s swap agreements may reference any one or more of the Samsung Group Companies. Generally, any such swap agreement will be fully funded with all collateral maintained by a third party pursuant to a tri-party collateral control arrangement, and be subject to daily collateral and exposure adjustments to align the value of collateral with the value of the referenced security. The Fund may also use swap agreements to obtain or maintain exposure to one or more Samsung Group Companies where direct holdings of portfolio securities would, or could, cause the Fund to exceed the diversification limits applicable to regulated investment companies under the Code (see “Tax Risk – RIC Qualification and Diversification Risk” below).

The Fund also may invest in cash, cash equivalents, or high-quality securities, such as (i) U.S. Government securities, including bills, notes, and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser and Sub-Adviser to be of comparable quality. Such investments are designed to provide liquidity or satisfy collateral requirements associated with the Fund’s swap investments.
Other ETFs and ETPs
The Fund may invest in U.S. or foreign ETFs and other ETPs that provide exposure to Samsung Group Companies, including to obtain such exposure pending direct investment in Korean markets, for transition or cash management purposes, or where the Adviser and Sub-Adviser determine such investments are an efficient means of pursuing the Fund’s investment objective. The Fund’s investments in other investment companies, including foreign investment companies, are subject to the limits of Section 12(d)(1) of the Investment Company Act of 1940, as described in the SAI.
Issuer Concentration and Industry Focus
The Fund will concentrate ( i.e. , invest more than 25% of its total assets) its investments in the securities of issuers in, or investments that provide exposure to, the information technology group of related industries. The Fund is deemed to be “non-diversified,” which means that it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
• Samsung Group Risk. The Fund’s assets are concentrated in companies affiliated with a single South Korean business group. The Fund’s performance will depend significantly on the overall condition, performance, and reputation of the Samsung Group and, in particular, of Samsung Electronics Co., Ltd. and other large group affiliates that are expected to represent a substantial portion of the Fund’s assets. Samsung Group Companies are interconnected through cross-shareholdings, a common brand identity, intercompany supply, commercial, and financing relationships, and, in certain cases, common or affiliated controlling shareholders. As a result, adverse developments affecting one Samsung Group Company – including operational setbacks, litigation, regulatory or enforcement actions, credit events, or reputational damage (including events involving controlling shareholders or senior management, or events affecting the Samsung brand generally) – may negatively affect other members of the group and the value of the Fund’s portfolio as a whole, even where those members’ businesses are otherwise unrelated. Strategic, capital allocation, or restructuring decisions may be made at the group level or by controlling shareholders in a manner that favors the interests of the group or its controlling family over those of minority shareholders. In addition, changes in the composition of the Samsung Group (including as a result of changes in KFTC designations, restructurings, mergers, spin-offs, or divestitures) may cause a company to cease to qualify as a Samsung Group Company and may require the Fund to buy or sell securities at disadvantageous times or prices. The Fund’s investment universe is limited to a small number of eligible companies, and the Fund does not seek broad market exposure and will not diversify away from the Samsung Group even during periods when the Samsung Group underperforms the broader Korean or global equity markets.
•Chaebol and Corporate Governance Risk. The Fund invests substantially all of its assets in companies that are members of large, family-influenced South Korean business groups known as “chaebols.” Chaebol ownership structures are frequently characterized by complex webs of cross-shareholdings and circular ownership, concentrated control by founding families that may hold relatively small direct economic stakes, significant intercompany and related-party transactions, and group-level strategic decision-making. These characteristics may give rise to conflicts of interest, related-party transactions on terms unfavorable to minority shareholders, opaque capital allocation, succession-related uncertainty, and corporate actions (including mergers, spin-offs, and transfers of assets or business lines among affiliates) that are not aligned with the interests of minority shareholders. Chaebols and their controlling shareholders have historically been, and may in the future be, the subject of governmental investigations, enforcement actions, and criminal proceedings. In addition, legislative and regulatory reform efforts in South Korea – including amendments to South Korea’s Commercial Act, KFTC regulation of large business groups, and corporate governance and capital markets initiatives – could require or encourage changes to group ownership structures, cross-shareholding arrangements, dividend policies, or intercompany arrangements. Such developments could positively or negatively affect the value of the Fund’s investments, and may do so suddenly and unpredictably.
•Semiconductor Industry Risk. Competitive pressures may have a significant effect on the financial condition of companies in the semiconductor industry. The Fund is subject to the risk that companies that are in the semiconductor industry may be similarly affected by particular economic or market events. As product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Semiconductor companies are vulnerable to wide fluctuations in securities prices due to rapid product obsolescence. Many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition. Reduced demand for end-user products, underutilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor industry. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. Semiconductor companies depend significantly on third-party suppliers and the availability of raw materials and may be adversely affected by supply chain disruptions. They also may be subject to risks relating to research and development costs and the availability and price of components. Moreover, they may be heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Some of the companies involved in the semiconductor industry are also engaged in other lines of business unrelated to the semiconductor business, and they may experience problems with these lines of business, which could adversely affect their operating results. The international operations of many semiconductor companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs, tariffs and trade disputes, and other risks inherent to international business. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. Companies in the semiconductor industry also may be subject to competition from new market entrants. The stock prices of companies in the semiconductor industry have been and will likely continue to be extremely volatile compared to the overall market.
Further, the Fund may have significant exposure to issuers involved in high-bandwidth memory (“HBM”), advanced semiconductor packaging, and AI-related semiconductor infrastructure technologies, which may be subject to rapid technological change, concentrated customer demand, and cyclical capital expenditure trends. Because AI is a significant growth driver for the semiconductor industry, the industry may be adversely impacted by uncertainties and outcomes associated with the use and evolution of AI.
•Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Risk of Investing in South Korea. Investments in South Korean issuers will subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. The South Korean economy may be significantly affected by government policies, changes in global demand for exports, and developments involving key industries such as semiconductors and technology. As a result of uncertain global and Korean economic, social, and political conditions, there has been significant volatility in the stock prices of Korean companies recently. In addition, South Korean issuers are often part of large, family-controlled business groups known as “chaebols,” which may present unique corporate governance risks. These risks may include complex ownership structures, cross-shareholdings, and the concentration of control within a small group of affiliated entities or controlling shareholders, which could result in conflicts of interest, limited shareholder influence, or decisions that are not aligned with the interests of minority shareholders.

In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.
•Single Country Risk. Because the Fund may invest a significant portion of its assets in companies in a specific country and region, the Fund is subject to greater risks of adverse developments in that country, region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund.
•Foreign Custody and Settlement Risk. Investments in foreign securities involve risks related to clearing, settlement, and custody in markets outside the United States. Settlement of foreign transactions may take longer than in U.S. markets, which could delay the Fund’s receipt of proceeds. In less developed markets, custody and settlement systems may be less reliable or subject to limited oversight, increasing the risk of loss, delays, or difficulties in selling securities.
•U.S.-China Chip-Related Export Restrictions Risk. The United States, China, and other jurisdictions maintain export control, trade, and economic sanctions regimes that restrict the transfer of certain semiconductors, related equipment, software, and technologies. In recent years, the United States and other governments have imposed, and may continue to expand, restrictions on the export of advanced chips, semiconductor manufacturing equipment, computing power, or related technologies to China and China‑based entities. Such measures may adversely affect companies in which the Fund invests by limiting access to key customers, disrupting supply chains, constraining end‑market demand, or increasing compliance costs. These restrictions could negatively impact the revenues, profitability, competitive position, and growth prospects of companies in which the Fund invests.
•Currency Exchange Rate Risk. The Fund invests in securities denominated in South Korean won. Investments denominated in non-U.S. currencies and investments in securities denominated or quoted in non‑U.S. currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions, including swap agreements, will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may use swap agreements to gain exposure to one or more issuers. Through these investments, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying security). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure in implementing strategies for the Fund. The Fund may invest in complex instruments, including swap agreements. Such instruments may create enhanced risks for the Fund, and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Cash Transaction Risk. The Fund may effect creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an AP transaction fee.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness.
Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
• Concentration Risk. Because the Fund concentrates in the information technology group of related industries, it is subject to greater loss from adverse developments affecting those industries than a more broadly diversified fund and it may diverge materially from the broader market.
•Depositary Receipt Risk. Depositary receipts, including ADRs and GDRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). GDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•ETF Risks. The Fund is an ETF and may invest in other ETFs and ETPs. As a result, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦ Trading Risk.   Although Shares are listed for trading on the The Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Financial Sector Risk. The Fund is expected to have exposure to companies in the financial sector, including insurance companies, securities firms, and credit card and consumer finance companies. Companies in the financial sector are subject to extensive governmental regulation and supervision, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain, and which may change frequently and unpredictably. The profitability of financial services companies is largely dependent on the availability and cost of capital and can fluctuate significantly as a result of changes in interest rates, as well as general economic conditions and credit losses resulting from financial difficulties of borrowers or counterparties. Insurance companies are additionally subject to risks relating to the pricing and underwriting of policies, catastrophic and severe weather events, mortality and morbidity experience, the adequacy of reserves, and changes in insurance regulation and accounting standards. Securities firms are subject to risks associated with market volatility, trading volumes, and asset values, which directly affect brokerage, asset management, and investment banking revenues. Consumer finance companies are subject to credit risk of consumers, regulation of fees and interest rates, and competition from other payment platforms and lenders.
•Foreign Withholding Tax Risk. Income earned on foreign stocks and securities may be subject to foreign withholding taxes, which could reduce the Fund’s returns. In particular, dividends paid by Korean issuers are generally subject to Korean withholding tax (currently at a rate of 22%, subject to reduction under applicable tax treaties). The Fund may not be able to fully recover or offset such withholding taxes, and any such taxes will reduce the Fund’s income and, accordingly, the amount of distributions to shareholders.
•Healthcare and Biotechnology Industry Risk. The Fund is expected to have exposure to companies engaged in biologic drug manufacturing and other biotechnology and life sciences activities. These companies are subject to extensive regulation by Korea’s Ministry of Food and Drug Safety, the U.S. Food and Drug Administration and other comparable regulatory authorities, and their operations, facilities, and products are subject to inspection, approval, and ongoing compliance requirements, the failure of which could result in production suspensions, recalls, fines, or loss of customers. Contract development and manufacturing businesses may depend on a concentrated number of customers and long-term contracts, and the loss, renegotiation, or non-renewal of significant customer relationships could materially affect revenues. These companies are also subject to risks relating to rapid technological change and obsolescence, competition (including from biosimilar manufacturers), the protection and potential infringement of intellectual property rights, product liability claims, pricing and reimbursement pressures, and substantial and ongoing capital expenditure requirements for the construction and validation of manufacturing capacity, which may not be matched by customer demand.

•Industrials, Shipbuilding, and Construction Risk. The Fund is expected to have exposure to companies engaged in shipbuilding, offshore engineering, engineering and construction, plant engineering, and trading. These businesses are highly cyclical and sensitive to global trade volumes, commodity and energy prices, infrastructure and industrial capital spending, and general economic conditions. Contracts are typically long-term and may be fixed-price, exposing companies to cost overruns, delays, penalties, contract cancellations or renegotiations, disputes with project owners, and counterparty credit risk. Fluctuations in the price of steel and other raw materials, shortages of skilled labor, and currency movements can significantly affect profitability. Construction and engineering companies operating internationally are additionally exposed to political, legal, and payment risks in the jurisdictions in which their projects are located.
•Issuer-Specific Risk. Because the Fund may take large positions in a single issuer, the Fund may be more sensitive to events affecting an individual issuer than a more broadly invested fund.
•Large-Capitalization Company Risk. A significant portion of the Fund’s assets is expected to be invested in the securities of large-capitalization companies. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
• Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Other Investment Companies Risk. The Fund may invest in shares of other investment companies, including U.S. or foreign ETFs and other ETPs. As a shareholder of another investment company, the Fund bears its proportionate share of that company’s fees and expenses in addition to the Fund’s own fees and expenses, and the Fund’s performance depends in part on the performance of the underlying fund. Shares of ETFs and other ETPs may trade at prices that differ from their net asset value, and the Fund may pay a premium or receive a discount relative to net asset value when purchasing or selling such shares.
◦ Affiliated ETF Risk. To the extent a Fund invests in an affiliated ETF, the Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated ETF. In addition, the Adviser may have an incentive to take into account the effect on an affiliated ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that affiliated ETF. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact a Fund.
•Small- and Mid-Capitalization Company Risk. In addition to its holdings in large-capitalization companies, the Fund is expected to have exposure to small- and mid-capitalization Samsung Group Companies. Compared to large-capitalization companies, small- and mid-capitalization companies may have more limited product lines, markets, and financial and managerial resources, and their securities may trade in lower volumes and be subject to greater and more unpredictable price changes than the securities of larger companies. There is typically less publicly available information about small- and mid-capitalization companies than about larger, more established companies, which may make it more difficult to evaluate such companies. Small- and mid-capitalization companies may also be more sensitive to changes in interest rates, government regulation, borrowing costs, and earnings, and their securities may be less liquid than those of larger companies, which could make them more difficult to sell at an advantageous time or price.

•Tax Risk – RIC Qualification and Diversification Risk. The Fund intends to qualify and to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Fund must meet certain source-of-income and asset diversification requirements, including requirements that, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consist of cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. Because the Fund invests in a limited number of issuers affiliated with a single business group or a small number of related business groups, and expects certain individual positions to approach the applicable limits, compliance with these diversification requirements may constrain the Fund’s ability to implement its investment strategy through direct holdings of portfolio securities. Although the Fund intends to operate so that each portfolio company is treated as a separate issuer for these purposes, there can be no assurance that the Internal Revenue Service would not seek to treat two or more affiliated companies as a single issuer or otherwise challenge the Fund’s compliance with the diversification requirements. If direct holdings of portfolio securities would, or could, cause the Fund to fail to satisfy the diversification requirements, the Fund may obtain exposure through swap agreements or other instruments, which involve additional costs and risks (see “Counterparty Risk” and “Derivatives Risk” above), or may be required to sell or reduce positions at disadvantageous times or prices, which could adversely affect the Fund’s performance and its ability to fully implement its investment strategy. If the Fund were to fail to qualify as a RIC in any taxable year and were ineligible for, or otherwise unable to cure, such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax- exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income, which would materially reduce returns to shareholders.
•Volatility Risk. The value of certain of the Fund’s investments, including swaps, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Investment Sub-Adviser:	WallStreetX ETFs, Inc. d/b/a xETFs
Portfolio Managers:	Joran Haugens and Christopher Small, each Portfolio Managers of the Adviser, and Johnny Wu, CEO and Kenneth Wong, Chief Investment Officer, each at the Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager has served as a Portfolio Manager of the Fund since its inception in October 2026.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.teucrium.com.

Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.